UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2024
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SELECTQUOTE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39295	94-3339273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 West 115th Street, Suite 2511
Overland Park, Kansas 66211
(Address of principal executive offices) (Zip code)

(913) 599-9225
(Registrant’s telephone number, including area code)

No change since last report
(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SLQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Credit Agreement

On October 15, 2024, SelectQuote, Inc. (the “Company”) entered into an Eleventh Amendment (the “Eleventh Amendment”) to its Credit Agreement, dated as of November 5, 2019 (as previously amended, the “Credit Agreement” and as further amended by the Eleventh Amendment, the “Amended Agreement”), with Wilmington Trust, National Association, as resigning administrative agent, Ares Capital Corporation, as successor administrative agent, UMB Bank, N.A., as revolver agent; and certain of the Company’s existing lenders. The Eleventh Amendment amends the Credit Agreement to, among other things, (1) extend the scheduled maturity date of existing term loans (2) permit certain modifications to the asset coverage ratio and minimum liquidity covenant that the company is required to maintain compliance with and (3) allow the Company to enter into the ABS Facility (the “ABS Facility”) described below.

Following the Eleventh Amendment until the fiscal quarter ending September 30, 2026, the term loans under the Amended Agreement will accrue cash and PIK interest on amounts drawn ranging (A) at a rate per annum equal to either (a) SOFR (subject to a floor of 3.00%) plus 6.0% to 6.50% or (b) a base rate plus 5.0% to 5.50%, at the Company’s option for cash interest and (B) at a rate per annum equal 0%-3% for PIK interest, in each case depending on the aggregate principal amount of term loans outstanding on the calculation date. The interest rate may increase after September 30, 2026 as set forth in the Amended Agreement if the Company fails to achieve certain milestones set forth in the Amended Agreement.

The obligations of the Company under the Amended Agreement continue to be guaranteed by certain of the Company’s subsidiaries, and secured by a security interest in all assets of the Company, subject to certain exceptions detailed in the Amended Agreement and related ancillary documentation. In connection with the Eleventh Amendment, three of the Company’s subsidiaries, SelectRx KS, LLC, SelectQuote MSO, LLC, and SQ Care Management, LLC, became guarantors of the Amended Agreement.

The foregoing description of the Eleventh Amendment does not purport to be complete and is qualified in its entirety by reference to the terms of the Eleventh Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrants

On October 15, 2024, the Company issued warrants to purchase 5,568,360 shares of common stock (the “Warrants”) of the Company, in the aggregate, to certain of the Company’s existing lenders. A copy of the form of such Warrants is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Note Purchase Agreement

On October 15, 2024, the Company and certain of its subsidiaries, including special purpose entities created in connection with the ABS Facility, entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with the purchasers party thereto (the “Purchasers”). Pursuant to the Note Purchase Agreement, a wholly-owned indirect subsidiary of the Company, SQ ABS Issuer, LLC (the “Issuer”) issued $60,000,000 of senior secured 7.80% Class A Notes and $40,000,000 of senior secured 9.65% Class B Notes (together, the “Notes”) to the Purchasers. The Notes are secured by a pool of commission receivables sold to the Issuer and are solely obligations of the Issuer and its special purpose holding company, SQ ABS Holdings, LLC.

In connection with the ABS Facility, additional commission receivables and other compensation payable to the Company and its affiliates by insurance carriers were transferred to other special purpose wholly-owned indirect subsidiaries of the Company (the “Contract Parties”). The Contract Parties entered into, or assumed, carrier agreements to which SelectQuote Insurance Services and Tiburon Insurance Services, LLC were previously a party. The Contract Party agreements are on substantially similar terms to the legacy agreements, and SelectQuote Insurance Services and Tiburon Insurance Services, LLC, as servicers, will administer the Contract Party agreements pursuant to a servicing agreement.

The foregoing description of the Note Purchase Agreement and related ABS Facility does not purport to be complete and is qualified in its entirety by reference to the terms of the Note Purchase Agreement, which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference under this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuances of common stock pursuant to the Warrants are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of the exemption provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On October 16, 2024, the Company issued a press release announcing that the parties entered into the transactions described herein. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit
10.1	Eleventh Amendment to Credit Agreement
10.2	Form of Issued Warrant
99.1	Press Release dated October 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTQUOTE, INC.

Date: October 16, 2024	By:	/s/ Daniel A. Boulware
	Name:	Daniel A. Boulware
	Title:	General Counsel and Secretary